                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 33-48172

                               GRAPHIC OMITTED


                                          D E A N  W I T T E R
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                                          R E T I R E M E N T  S E R I E S
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                                          O C T O B E R  3 1 , 1 9 9 7
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                                          P R O S P E C T U S   E N C L O S E D
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                      PROSPECTUS DATED OCTOBER 31, 1997

                        DEAN WITTER RETIREMENT SERIES

   TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048 (212) 392-2550 OR (800)
                             869-NEWS (TOLL-FREE)

   DEAN WITTER RETIREMENT SERIES (the "Fund") is an open-end, no-load, management investment company which provides a selection of investment portfolios for institutional and individual investors participating in various employee benefit plans and Individual Retirement Account rollover plans. Each Series has its own investment objective and policies. Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. Dean Witter Distributors Inc., the Fund's Distributor (the "Distributor"), and any of its affiliates are authorized, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, entered into by the Fund with the Distributor and Dean Witter Reynolds Inc., to make payments, out of their own resources, for expenses incurred in connection with the promotion of distribution of shares of the Fund.

   The LIQUID ASSET SERIES seeks high current income, preservation of capital and liquidity by investing in corporate and government money market instruments.

   The U.S. GOVERNMENT MONEY MARKET SERIES seeks security of principal, high current income and liquidity by investing primarily in money market instruments which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities.

   The U.S. GOVERNMENT SECURITIES SERIES seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities.

   The INTERMEDIATE INCOME SECURITIES SERIES seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities.

   The AMERICAN VALUE SERIES seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

   The CAPITAL GROWTH SERIES seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process.

   The DIVIDEND GROWTH SERIES seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends.

   The STRATEGIST SERIES seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments.

   The UTILITIES SERIES seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

   The VALUE-ADDED MARKET SERIES' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

   The GLOBAL EQUITY SERIES' investment objective is to achieve a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.

   AN INVESTMENT IN THE LIQUID ASSET, U.S. GOVERNMENT MONEY MARKET AND/OR U.S. GOVERNMENT SECURITIES SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE LIQUID ASSET OR U.S. GOVERNMENT MONEY MARKET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

   SHARES OF SERIES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

   The availability of the various methods of purchase and redemption of shares of the Fund and other shareholder services will be governed by the parameters set forth in the investor's employee benefit plan.

   This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 31, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed above. The Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/6
Financial Highlights/8
The Fund and its Management/12
Investment Objectives and Policies/13
 Liquid Asset Series/13
 U.S. Government Money Market Series/15
 U.S. Government Securities Series/16
 Intermediate Income Securities Series/19
 American Value Series/20
 Capital Growth Series/21
 Dividend Growth Series/22
 Strategist Series/23
 Utilities Series/24
 Value-Added Market Series/26
 Global Equity Series/27

 General Investment Techniques and
  Risk Considerations/28

Investment Restrictions/37
Determination of Net Asset Value/39
Purchase of Fund Shares/40
Shareholder Services/41
Redemptions and Repurchases/43
Dividends, Distributions and Taxes/45
Performance Information/46
Additional Information/47


PROSPECTUS SUMMARY
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The             The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund            open-end management investment company. The Fund is comprised of eleven separate Series: the
                Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities
                Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth
                Series, the Dividend Growth Series, the Strategist Series, the Utilities Series, the Value-Added
                Market Series, and the Global Equity Series (see page 13). The Trustees of the Fund may establish additional Series at any time.
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Shares          Each Series is managed for investment purposes as if it were a separate fund issuing a separate
Offered         class of shares of beneficial interest, with $0.01 par value. The assets of each Series are segregated, so that an interest in the Fund is limited to the assets of the Series in which shares are held and shareholders are each entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains, if any, on the investments of such Series (see page
                47).
-----------------------------------------------------------------------------------------------------------------
Offering        The price of the shares of each Series of the Fund offered by this Prospectus is determined once
Price           daily as of 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to
                4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open, and is equal to the net asset value per share without a sales charge (see page 39). Purchases are limited to institutional and individual investors participating in various employee benefit plans and
                Individual Retirement Account ("IRA") rollover plans; there is no minimum initial or subsequent purchase. The Fund and/or the Distributor reserve the right to permit purchases by non-employee benefit plan investors.

                                       2


Investment      Each Series has distinct investment objectives and policies, and is subject to various investment
Objectives and  restrictions, some of which apply to all Series. The Liquid Asset Series seeks high current
Policies        income, preservation of capital and liquidity by investing in the following money market instruments: U.S. Government securities, obligations of U.S. regulated banks and savings institutions having total assets of more than $1 billion, or less than $1 billion if such are fully federally insured as to principal (the interest may not be insured) and high grade corporate debt obligations maturing in thirteen months or less (see pages 13-15). The U.S. Government Money
                Market Series seeks security of principal, high current income and liquidity by investing primarily in money market instruments maturing in thirteen months or less which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities (see pages 15-16). The U.S. Government Securities Series seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities (see pages 16-19). The
                Intermediate Income Securities Series seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities
                (see pages 19-20). The American Value Series seeks long-term growth consistent with an effort to reduce volatility by investing primarily in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time (see pages 20-21). The Capital Growth Series seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process (see pages 21-22). The Dividend Growth Series seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends (see pages 22-23). The Strategist Series seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments (see pages 23-24). The Utilities Series seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry. The Utilities Series will concentrate its investments in the electric utilities industry (see pages 24-26). The Value-Added Market
                Series' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index (see
                pages 26-27). The Global Equity Series' investment objective is a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents
                (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations
                (see pages 27-28).
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Investment      Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), the Investment Manager
Manager         of the Fund, and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to one hundred and two investment companies and other portfolios with assets of approximately $102.3 billion at September
                30, 1997 (see page 12).

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Management      The Investment Manager receives monthly fees at the following annual rates of the daily net assets
Fees            of the respective Series of the Fund: Liquid Asset Series--0.50%; U.S. Government Money Market
                Series--0.50%; U.S. Government Securities Series--0.65%; Intermediate Income Securities
                Series--0.65%; American Value Series--0.85%; Capital Growth Series--0.85%; Dividend Growth
                Series--0.75%; Strategist Series--0.85%; Utilities Series--0.75%; Value-Added Market
                Series--0.50%; and Global Equity Series--1.0%. The management fees for the American Value, Capital
                Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment companies (see page 12).

                                       3

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Dividends and   The Liquid Asset Series and the U.S. Government Money Market Series declare and reinvest all
Capital Gains   dividends daily and pay cash dividends monthly; the U.S. Government Securities Series and the
Distributions   Intermediate Income Securities Series declare dividends from net investment income daily and pay such dividends monthly; the Dividend Growth Series and the Utilities Series declare and pay dividends from net investment income quarterly; the American Value Series, the Capital Growth
                Series, the Strategist Series, the Value-Added Market Series and the Global Equity Series declare and pay dividends from net investment income at least once each year. Each Series of the Fund makes capital gains distributions, if any, at least annually. All dividends and distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see pages 45-46).
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Distributor     Dean Witter Distributors Inc. is the distributor of the Fund's shares. The Distributor and Dean
                Witter Reynolds Inc. have entered into a Plan of Distribution pursuant to Rule 12b-1 under the
                Investment Company Act of 1940, as amended (the "Act"), with the Fund, authorizing the Distributor and any of its affiliates to make payments, out of their resources, for expenses incurred in connection with the promotion of distribution of the Fund's shares (see pages 40-41).
-----------------------------------------------------------------------------------------------------------------
Redemption      Shares of the Fund may be redeemed at their net asset value (see pages 43-45).
-----------------------------------------------------------------------------------------------------------------
Shareholder     Automatic Investment of Dividends and Distributions (unless otherwise requested); Systematic
Services        Payroll Deduction Plan; Exchange Privilege; Systematic Withdrawal Plan (see pages 41-43).
-----------------------------------------------------------------------------------------------------------------
Risks           The Liquid Asset Series invests solely in U.S. Government securities, high quality corporate debt obligations and obligations of banks and savings and loan associations having assets of $1 billion or more and certificates of deposit which are fully insured as to principal; consequently, the portfolio securities of the Series are subject to minimal risk of loss of income and principal.
                However, the investor is directed to the discussions of "repurchase agreements" (page 28) and
                "reverse repurchase agreements" (page 28) concerning any risks associated with these investment techniques. The U.S. Government Money Market Series invests principally in high quality, short-term fixed-income securities issued or guaranteed as to principal and interest by the U.S.
                Government, its agencies or instrumentalities. Such securities are subject to minimal risk of loss of income and principal. However, shareholders should also refer to the discussions of "repurchase agreements" (page 28), "when-issued and delayed delivery securities and forward commitments" (page
                28) and "reverse repurchase agreements" (page 28). The U.S. Government Securities Series invests only in obligations issued or guaranteed by the U.S. Government which are subject to minimal risk of loss of income and principal. The value of the securities holdings of the U.S. Government
                Securities Series and, thereby, the net asset value of its shares, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the net asset value per share. In addition, the average life of certain of the securities held in the U.S. Government Securities Series (e.g., GNMA Certificates)
                may be shortened by prepayments or refinancings of the mortgage pools underlying such securities
                (pages 16-19). Such prepayments may have an impact on dividends paid by the U.S. Government
                Securities Series. Shareholders should also refer to the discussions of "repurchase agreements,"
                "when-issued and delayed delivery securities and forward commitments" and "zero coupon securities"
                (pages 28-29). The net asset value of the shares of the Intermediate Income Securities Series will fluctuate with changes in the market value of its securities holdings. The Series may invest in securities rated "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investors Service,
                Inc., which securities have speculative characteristics. Shareholders should also refer to the discussions of "when-issued and delayed delivery securities and forward commitments" (page 28),
                "when, as and if issued securities" (page 29), "zero coupon securities" (page 29) and "reverse repurchase agreements" (page 28). The American Value Series' emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that the American Value Series'
                investments in small and medium-capitalization companies involves greater risk than is customarily associated with

                                       4


-----------------------------------------------------------------------------------------------------------------
                investing in larger, more established companies. Shareholders should also refer to the discussions of "repurchase agreements" (page 28), "when, as and if issued securities" (page 29) and "warrants"
                (page 29). The net asset value of the shares of the Capital Growth Series will fluctuate with changes in the market value of its portfolio securities. The Capital Growth Series may purchase foreign, when-issued and delayed delivery, and when, as and if issued securities, and futures and options, which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments (pages
                28-36). The net asset value of the shares of the Dividend Growth Series will fluctuate with changes in the market value of its securities holdings. Dividends payable by the Dividend Growth
                Series will vary in relation to the amounts of dividends and interest paid by its securities holdings. Shareholders should also refer to the discussions of "repurchase agreements" (page 28),
                "when, as and if issued securities" (page 29) and "warrants" (page 29). The net asset value of the shares of Strategist Series will fluctuate with changes in the market value of its portfolio securities. The level of income payable to the investor will vary depending upon the market allocation determined by the Investment Manager and with various market determinants such as interest rates. The Series may make various investments and may engage in various investment strategies including options and futures transactions (pages 28-36), when-issued and delayed delivery securities and forward commitments (page 28), when, as and if issued securities (page 28)
                and repurchase agreements (page 28). The Strategist Series is "non-diversified" and is therefore not subject to the diversification requirements of the Act. This non-diversified status allows the
                Strategist Series to increase its investment in the securities of an individual issuer, and, thereby, subjects the Series to greater exposure to any risks pertaining to investment in the issuer's securities (page 23). The net asset value of the shares of the Utilities Series fluctuates with changes in the market value of its securities holdings. The public utilities industry has certain characteristics and risks, and developments within that industry will have an impact on the Utilities Series. The value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Shareholders should also refer to the discussions of "repurchase agreements" (page 28),
                "when-issued and delayed delivery securities and forward commitments" (page 28), "when, as and if issued securities" (page 28), "zero coupon securities" (page 29), and "foreign securities" (pages
                31-32). The net asset value of the shares of the Value-Added Market Series will fluctuate with changes in the market value of its securities holdings. Dividends payable by the Value-Added
                Market Series will vary in relation to the amounts of income paid by its securities holdings.
                Shareholders should also refer to the discussion of "repurchase agreements" (page 28) and "options and futures transactions" (pages 33-36). The Global Equity Series is intended for long-term investors who can accept the risks involved in investments in the securities of companies and countries located throughout the world. It should be recognized that investing in such securities involves different and perhaps greater risks than are customarily associated with securities of domestic companies or trading in domestic markets. In addition, shareholders should consider risks inherent in an international portfolio, including exchange fluctuations and exchange controls, and certain of the investment policies which the Global Equity Series may employ, including transactions in forward foreign currency exchange contracts (see pages 31-33). Moreover, the expenses of the Global Equity Series are likely to be greater than those incurred by other Series in the Fund and other investment companies which invest primarily in securities of domestic issuers. The Intermediate Income Securities, American Value, Capital Growth, Strategist,
                Utilities, Value-Added Market and Global Equity Series may write call options on securities held in their portfolios without limit (see pages 33-35). Certain of the Series of the Fund may experience high portfolio turnover rates with corresponding higher transaction expenses and potentially adverse tax consequences. See "Portfolio Trading" (pages 36-37).

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended July 31, 1997.

Shareholder Transaction Expenses (for each Series)

 Maximum Sales Charge Imposed on Purchases................  None
Maximum Sales Charge Imposed on Reinvested Dividends ....   None
Deferred Sales Charge....................................   None
Redemption Fees..........................................   None
Exchange Fee.............................................   None

Annual Operating Expenses (as a Percentage of Average Net Assets for the year ended July 31, 1997)*

                                                                          Intermediate
                                        U.S. Government U.S. Government      Income      American    Capital
                         Liquid Asset    Money Market      Securities      Securities      Value     Growth
                            Series          Series           Series          Series       Series     Series
                        -------------- ---------------  --------------- --------------  ---------- ---------
Management Fees*
 (after fee waiver) ...      0.46%           0.30%            0.10%           0.00%        0.64%      0.0 %
12b-1 Fees.............      0.0             0.0              0.0             0.0          0.0        0.0
Other Expenses*
 (after expense
 assumption)...........      0.54            0.70             0.90            1.00         0.36       1.00
Total Series Operating
 Expenses..............      1.00            1.00             1.00            1.00         1.00       1.00


                         Dividend                              Value-Added
                          Growth     Strategist   Utilities      Market      Global Equity
                          Series       Series       Series       Series          Series
                        ---------- ------------  ----------- -------------  ---------------
Management Fees*
 (after fee waiver) ...    0.75%        0.45%        0.00%        0.48%           0.15%
12b-1 Fees.............    0.0          0.0          0.0          0.0             0.0
Other Expenses*
 (after expense
 assumption)...........    0.22         0.55         1.00         0.52            0.85
Total Series Operating
 Expenses..............    0.97         1.00         1.00         1.00            1.00

   *Pursuant to an undertaking, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series until December 31, 1995. The Investment Manager has undertaken to continue to assume, until December 31, 1997, such expenses and to waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

Example

   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                              Intermediate
                            U.S. Government U.S. Government      Income      American    Capital
             Liquid Asset    Money Market      Securities      Securities      Value     Growth
                Series          Series           Series          Series       Series     Series
            -------------- ---------------  --------------- --------------  ---------- ---------
1 year.....      $ 10            $ 10             $ 10            $ 10         $ 10       $ 10
3 years....        32              32               32              32           32         32
5 years....        55              55               55              55           55         55
10 years ..       122             122              122             122          122        122


             Dividend                              Value-Added
              Growth     Strategist   Utilities      Market      Global Equity
              Series       Series       Series       Series          Series
            ---------- ------------  ----------- -------------  ---------------
1 year.....    $ 10         $ 10         $ 10         $ 10            $ 10
3 years....      31           32           32           32              32
5 years....      54           55           55           55              55
10 years ..     119          122          122          122             122

   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   "Management Fees" (after fee waiver) and "Other Expenses" (after expense assumption) have been restated to reflect current fees and expenses.

   If administrative services are performed by Dean Witter Trust FSB ("DWT"), the Fund's Transfer and Dividend Disbursing Agent and an affiliate of the Investment Manager, on behalf of an employee benefit plan, it may charge fees for such services which are negotiated between each employee benefit plan and DWT.

   It is estimated that total operating expenses for each Series for the fiscal year ending July 31, 1998, assuming no waiver of management fees or assumption of expenses, and calculated using average net assets for the year ended July 31, 1997, would be:


                                                                          Intermediate
                                        U.S. Government U.S. Government      Income      American    Capital
                         Liquid Asset    Money Market      Securities      Securities      Value     Growth
                            Series          Series           Series          Series       Series     Series
                        -------------- ---------------  --------------- --------------  ---------- ---------
Management Fees........      0.50%           0.50%            0.65%           0.65%        0.85%      0.85%
12b-1 Fees.............      0.0             0.0              0.0             0.0          0.0        0.0
Other Expenses.........      0.54            0.70             0.90            1.35         0.36       2.31
Total Series Operating
 Expenses..............      1.04            1.20             1.55            2.00         1.21       3.16


                         Dividend                              Value-Added
                          Growth     Strategist   Utilities      Market      Global Equity
                          Series       Series       Series       Series          Series
                        ---------- ------------  ----------- -------------  ---------------
Management Fees........    0.75%        0.85%        0.75%        0.50%           1.00%
12b-1 Fees.............    0.0          0.0          0.0          0.0             0.0
Other Expenses.........    0.22         0.55         1.03         0.52            0.85
Total Series Operating
 Expenses..............    0.97         1.40         1.78         1.02            1.85

   The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management."

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund's Series is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                           NET
             NET ASSET                  REALIZED                                                      TOTAL
    YEAR       VALUE         NET           AND       TOTAL FROM     DIVIDENDS     DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT   UNREALIZED    INVESTMENT        TO              TO              AND
  JULY 31    OF PERIOD      INCOME     GAIN (LOSS)   OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- ------------  ------------ ------------  -------------- ---------------  ---------------
LIQUID ASSET
1993 (1)       $ 1.00       $0.02          --          $ 0.02        $(0.02)           --             $(0.02)
1994             1.00        0.03          --            0.03         (0.03)           --              (0.03)
1995             1.00        0.06          --            0.06         (0.06)           --              (0.06)
1996             1.00        0.05          --            0.05         (0.05)           --              (0.05)
1997             1.00        0.05          --            0.05         (0.05)           --              (0.05)
U.S. GOVERNMENT MONEY MARKET
1993 (2)         1.00          --++        --            --            --              --               --
1994             1.00        0.03          --            0.03         (0.03)           --              (0.03)
1995             1.00        0.06          --            0.06         (0.06)           --              (0.06)
1996             1.00        0.05          --            0.05         (0.05)           --              (0.05)
1997             1.00        0.04          --            0.04         (0.04)           --              (0.04)
U.S. GOVERNMENT SECURITIES
1993 (3)        10.00        0.19        $ 0.07          0.26         (0.20)           --              (0.20)
1994            10.06        0.44         (0.50)        (0.06)        (0.44)           --              (0.44)
1995             9.56        0.56          0.15          0.71         (0.56)           --              (0.56)
1996             9.71        0.55         (0.12)         0.43         (0.55)           --              (0.55)
1997             9.59        0.56          0.34          0.90         (0.56)         $(0.02)           (0.58)
INTERMEDIATE INCOME SECURITIES
1993 (4)        10.00        0.19         (0.02)         0.17         (0.19)           --              (0.19)
1994             9.98        0.60         (0.57)         0.03         (0.60)           --              (0.60)
1995             9.41        0.61          0.22          0.83         (0.61)           --              (0.61)
1996             9.63        0.59         (0.21)         0.38         (0.59)          (0.01)           (0.60)
1997             9.41        0.53          0.26          0.79         (0.53)           --              (0.53)
AMERICAN VALUE
1993 (5)        10.00        0.06         (0.01)         0.05          --              --               --
1994            10.05        0.03         (0.09)        (0.06)        (0.02)          (0.04)           (0.06)
1995             9.93        0.14          3.15          3.29         (0.12)           --              (0.12)
1996            13.10        0.09          1.17          1.26         (0.15)          (1.13)           (1.28)
1997            13.08        0.02          5.12          5.14         (0.04)          (1.22)           (1.26)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
++      Includes dividends from net investment income of $0.004 per share.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     December 30, 1992.     (4) January 12, 1993.
(2)     January 20, 1993.      (5) February 1, 1993.
(3)     January 8, 1993.

-----------------------------------------------------------------------------

                                            RATIOS TO AVERAGE         RATIOS TO AVERAGE NET
                                               NET ASSETS                    ASSETS
                                          (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                 ASSUMED)                   ASSUMED)
                                        -------------------------- --------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                      NET                        NET       PORTFOLIO     AVERAGE
   END OF     INVESTMENT      PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+      (000'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------ ------------  ----------- -------------  ----------- -------------  ----------- ------------
   $ 1.00         1.77%(a)   $ 1,081        1.30%(b)      0.53%(b)     0.14%(b)     3.02%(b)      N/A            N/A
     1.00         3.48         1,524        2.50*         0.99          --          3.49          N/A            N/A
     1.00         5.90        35,631        1.16          4.96          --          6.12          N/A            N/A
     1.00         5.44        42,753        0.65          5.05         0.33         5.37          N/A            N/A
     1.00         4.57        21,213        1.04          4.43         1.00         4.47          N/A            N/A

     1.00         0.42 (a)       125        2.50* (b)    (0.95)(b)     2.13 (b)     0.83 (b)      N/A            N/A
     1.00         3.52           555        2.50*         0.82          --          3.32          N/A            N/A
     1.00         5.86        10,695        2.50*         3.62          --          6.12          N/A            N/A
     1.00         5.23         6,628        0.82          4.75         0.37         5.21          N/A            N/A
     1.00         4.51         4,041        1.20          4.17         1.00         4.37          N/A            N/A

    10.06         2.60 (a)     1,756        1.81 (b)      0.33 (b)     0.18 (b)     3.66 (b)      --             N/A
     9.56        (0.69)        2,954        2.50*         1.96          --          4.46           29 %          N/A
     9.71         7.72         4,209        2.36          3.49          --          5.85           14            N/A
     9.59         4.49         8,651        1.48          4.70         0.63         5.55           47            N/A
     9.91         9.70        10,496        1.55          5.24         1.00         5.79           89            N/A

     9.98         1.67 (a)       182        2.50* (b)     1.00 (b)     1.62 (b)     3.50 (b)      --             N/A
     9.41         0.26           460        2.50*         3.64          --          6.14           40            N/A
     9.63         9.22           994        2.50*         4.08          --          6.58           37            N/A
     9.41         3.95         4,172        1.58          5.01         0.72         5.87          142            N/A
     9.67         8.63         2,456        2.00          4.50         1.00         5.50          132            N/A

    10.05         0.50 (a)       308        2.50*(b)     (0.66)(b)     0.74 (b)     1.10 (b)      121 (a)       --
     9.93        (0.59)        6,841        2.50*        (0.81)         --          1.69          136           --
    13.10        33.48        22,581        1.42          0.39          --          1.81          234           --
    13.08         9.83        40,321        1.18          0.23         0.65         0.76          301        $0.0543
    16.96        41.62        54,214        1.21         (0.11)        1.00         0.10          261         0.0552

FINANCIAL HIGHLIGHTS Continued
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund's Series is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                            NET
             NET ASSET                   REALIZED                                                      TOTAL
    YEAR       VALUE          NET           AND       TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT    UNREALIZED    INVESTMENT   DIVIDENDS TO         TO              AND
  JULY 31    OF PERIOD   INCOME (LOSS)  GAIN (LOSS)   OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- -------------  ------------ ------------  -------------- ---------------  ---------------
CAPITAL GROWTH
1993 (4)       $10.00       $(0.02)       $(1.10)       $(1.12)         --              --               --
1994             8.88         0.13          0.45          0.58        $(0.04)           --             $(0.04)
1995             9.42         0.10          1.77          1.87         (0.12)           --              (0.12)
1996            11.17         0.07          1.55          1.62         (0.11)         $(0.07)           (0.18)
1997            12.61        (0.03)         5.41          5.38         (0.01)          (0.32)           (0.33)
DIVIDEND GROWTH
1993 (1)        10.00         0.13          0.58          0.71         (0.10)           --              (0.10)
1994            10.61         0.28          0.37          0.65         (0.23)          (0.01)           (0.24)
1995            11.02         0.34          2.13          2.47         (0.31)          (0.10)           (0.41)
1996            13.08         0.32          1.76          2.08         (0.36)          (0.19)           (0.55)
1997            14.61         0.33          5.60          5.93         (0.33)          (0.52)           (0.85)
UTILITIES
1993 (2)        10.00         0.19          1.30          1.49         (0.14)           --              (0.14)
1994            11.35         0.37         (0.95)        (0.58)        (0.34)          (0.01)           (0.35)
1995            10.42         0.42          0.80          1.22         (0.37)          (0.02)           (0.39)
1996            11.25         0.38          0.61          0.99         (0.45)           --              (0.45)
1997            11.79         0.41          1.90          2.31         (0.32)           --              (0.32)
VALUE-ADDED MARKET
1993 (3)        10.00         0.05          0.02          0.07         (0.04)           --              (0.04)
1994            10.03         0.24          0.65          0.89         (0.11)           --              (0.11)
1995            10.81         0.21          2.16          2.37         (0.26)          (0.12)           (0.38)
1996            12.80         0.25          1.17          1.42         (0.22)          (0.07)           (0.29)
1997            13.93         0.21          5.58          5.79         (0.25)          (0.63)           (0.88)
GLOBAL EQUITY
1993 (2)        10.00         0.07         (0.03)         0.04          --              --               --
1994            10.04         0.08          0.58          0.66         (0.05)           --              (0.05)
1995            10.65         0.14          0.49          0.63         (0.11)           --              (0.11)
1996            11.17         0.09          0.71          0.80         (0.18)           --              (0.18)
1997            11.79         0.09          2.98          3.07         (0.06)          (0.32)           (0.38)
STRATEGIST
1993 (1)        10.00         0.06         (0.23)        (0.17)         --              --               --
1994             9.83         0.23         (0.20)         0.03         (0.13)           --              (0.13)
1995             9.73         0.24          1.49          1.73         (0.18)           --              (0.18)
1996            11.28         0.25          1.63          1.88         (0.34)          (0.22)           (0.56)
1997            12.60         0.37          2.96          3.33         (0.28)          (0.48)           (0.76)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     January 7, 1993.
(2)     January 8, 1993.
(3)     February 1, 1993.
(4)     February 2, 1993.

------------------------------------------------------------------------------


                                           RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                                   ASSETS                     ASSETS
                                           (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                  ASSUMED)                   ASSUMED)
                                         -------------------------- -------------------------
 NET ASSET                   NET ASSETS
    VALUE        TOTAL         END OF                      NET                       NET       PORTFOLIO     AVERAGE
   END OF      INVESTMENT      PERIOD                  INVESTMENT                INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+       (000'S)      EXPENSES   INCOME (LOSS)  EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------- ------------  ----------- -------------  ---------- -------------  ----------- ------------

   $ 8.88        (11.20)%(a)  $    135       2.50%*(b)    (1.01)%(b)   1.97%(b)     (0.47)%(b)      2%(a)       --
     9.42          6.57            215       2.50*        (0.98)        --           1.52          11           --
    11.17         20.08            678       2.50*        (1.07)        --           1.43          20           --
    12.61         14.58          1,988       2.50*        (1.24)       0.76          0.50          68        $0.0536
    17.66         43.46          3,670       3.16         (2.38)       1.00         (0.22)        147         0.0575

    10.61          7.11  (a)     2,417       2.50* (b)     0.61  (b)   0.16 (b)      2.89  (b)      7 (a)       --
    11.02          6.13         12,821       1.51          1.78         --           3.29          13           --
    13.08         23.07         35,404       1.14          2.34         --           3.48          29           --
    14.61         16.09         69,763       1.00          2.07        0.63          2.44          18         0.0526
    19.69         41.92        115,312       0.97          1.92        0.97          1.92          31         0.0537

    11.35         14.98  (a)     1,334       2.50* (b)     1.59  (b)   0.30 (b)      3.79  (b)      8 (a)       --
    10.42         (5.23)         3,860       2.50*         1.62         --           4.14           5           --
    11.25         12.16          5,380       1.91          2.41         --           4.32          24           --
    11.79          8.76          7,593       1.52          2.31        0.62          3.20          17         0.0508
    13.78         19.87          5,391       1.78          1.85        1.00          2.63          89         0.0508

    10.03          0.71  (a)       640       2.50* (b)    (0.16) (b)   0.92 (b)      1.42  (b)      1 (a)       --
    10.81          8.89          5,133       1.82          0.70         --           2.53           8           --
    12.80         22.65         14,080       1.22          1.33         --           2.55           7           --
    13.93         11.19         20,379       0.78          1.58        0.47          1.89           8         0.0300
    18.84         43.12         23,780       1.02          1.04        1.00          1.07          23         0.0300

    10.04          0.40  (a)       322       2.50* (b)    (0.90) (b)   1.00 (b)      1.77  (b)    --            --
    10.65          6.54          2,020       2.50*         0.09         --           2.41           8           --
    11.17          6.08          7,286       2.25          0.48         --           2.73          55           --
    11.79          7.26         11,685       1.73         (0.15)       0.66          0.92          95         0.0500
    14.48         26.66         19,797       1.85         (0.01)       1.00          0.84          80         0.0348

     9.83         (1.70) (a)       551       2.50* (b)    (0.19) (b)   0.64 (b)      1.67  (b)     26 (a)       --
     9.73          0.12          1,276       2.50*         0.70         --           3.20          57           --
    11.28         18.21          6,759       2.14          1.97         --           4.11         115           --
    12.60         16.97         17,496       1.61          1.92        0.66          2.86         113         0.0525
    15.17         27.35         26,459       1.40          2.50        1.00          2.90          90         0.0535

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Retirement Series (the "Fund") is an open-end, no-load, management investment company consisting of eleven separate Series: the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Strategist Series, the Utilities Series, the Value-Added Market Series, and the Global Equity Series. All of the Series, with the exception of the Strategist Series, are diversified. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on May 14, 1992. The Distributor and any of its affiliates are authorized, pursuant to a Plan of Distribution entered into by the Fund with the Distributor and Dean Witter Reynolds Inc. ("DWR") in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act"), to make payments for expenses, out of their own resources, incurred in connection with the promotion of distribution of shares of the Fund.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of one hundred and two investment companies (the "Dean Witter Funds"), thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $98.6 billion as of September 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.7 billion at such date.


   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Inter-Capital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Board of Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the Liquid Asset Series; 0.50% to the net assets of the U.S. Government Money Market Series; 0.65% to the net assets of the U.S. Government Securities Series; 0.65% to the net assets of the Intermediate Income Securities Series; 0.85% to the net assets of the American Value Series; 0.85% to the net assets of the Capital Growth Series; 0.75% to the net assets of the Dividend Growth Series; 0.85% to the net assets of the Strategist Series; 0.75% to the net assets of the Utilities Series; 0.50% to the net assets of the Value-Added Market Series; and 1.0% to the Global Equity Series, each business day. The management fees set forth above for the American Value, Capital Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment companies. Until December 31, 1995, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series. The Investment Manager has undertaken to continue to assume, until December 31, 1997, such expenses and to waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

   For the fiscal year ended July 31, 1997, the Series accrued total compensation to the Investment Manager and incurred total expenses, after assumption of expenses by the Investment Manager, each as a percentage of average daily net assets, as follows:

                                COMPENSATION TO     TOTAL
                              INVESTMENT MANAGER   EXPENSES
                              ------------------ ----------
Liquid Asset.................        0.46%           1.00%
U.S. Government Money
 Market......................        0.30            1.00
U.S. Government Securities ..        0.10            1.00
Intermediate Income..........        0.00            1.00
American Value...............        0.64            1.00
Capital Growth...............        0.00            1.00
Dividend Growth..............        0.75            0.97
Strategist...................        0.45            1.00
Utilities....................        0.00            1.00
Value-Added Market...........        0.48            1.00
Global Equity................        0.15            1.00

INVESTMENT OBJECTIVES AND POLICIES
-----------------------------------------------------------------------------

LIQUID ASSET SERIES

   The investment objectives of the Liquid Asset Series are high current income, preservation of capital and liquidity. The investment objectives may not be changed without approval of the Series' shareholders. The Series seeks to achieve its objectives by investing in the following money market instruments:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bank notes and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 10% or less of the Series' total assets in all such obligations and in all illiquid assets, in the aggregate;

   Commercial Paper and Corporate Obligations. Commercial paper and corporate debt obligations maturing in thirteen months or less which are rated in one of the two highest rating categories for short-term debt obligations or, if not rated, have been issued by issuers which have another short-term debt obligation that is comparable in priority and security to such non-rated securities and is so rated, by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or which, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The NRSROs currently rating instruments of the type the Series may purchase are Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc., and Thomson BankWatch, Inc. Their rating criteria are described in the Appendix to the Fund's Statement of Additional Information.

   The foregoing rating limitations apply at the time of acquisition of a security. Any subsequent change in any rating by a rating service will not require elimination of any security from the Series' portfolio. However, in accordance with procedures adopted by the Fund's Trustees pursuant to federal securities regulations governing money market funds, if the Investment Manager becomes aware that a portfolio security has received a new rating from an NRSRO that is below the second highest rating, then, unless the security is disposed of within five days, the Investment Manager will perform a creditworthiness analysis of any such downgraded securities, which analysis will be reported to the Trustees who will, in turn, determine whether the securities continue to present minimal credit risks to the Liquid Asset Series.

   The ratings assigned by the NRSROs represent their opinions as to the quality of the securities they undertake to rate. It should be emphasized, however, that the ratings are general and not absolute standards of quality.

   Subject to the foregoing requirements, the Liquid Asset Series may invest in commercial paper which has been issued pursuant to the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") and which may be sold to institutional investors pursuant to Rule 144A under the Securities Act. Management considers such legally restricted, but readily marketable, commercial paper to be liquid. However, pursuant to procedures approved by the Trustees of the Fund, if a particular investment in such commercial paper is determined to be illiquid, that investment will be included within the 10% limitation on illiquid investments (see "Investment Restrictions"). If at any time the Liquid Asset Series' investments in illiquid securities exceed 10% of the Series' total assets, the Series will dispose of illiquid securities in an orderly fashion to reduce the Series' holdings in such securities to less than 10% of its total assets.

   Variable Rate and Floating Rate Obligations. Certain of the types of investments described above may be variable rate or floating rate obligations. The interest rates payable on variable rate or floating rate obligations are not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate obligation may be adjusted at pre-designated periodic intervals and on a floating rate obligation whenever there is a change in the market rate of interest on which the interest rate payable is based.

   Although the Liquid Asset Series will generally not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, it believes such disposition advisable.

   The Liquid Asset Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. The Liquid Asset Series will not, however, invest in securities that mature in more than thirteen months from the date of purchase. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while generally paying higher interest rates, are subject, as a result of general changes in interest rates, to greater fluctuations in value than shorter-term issues. Thus, when rates on new debt securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). Longer-term issues also increase the risk that the issuer may be unable to pay an installment of interest or principal at maturity. Also, in the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the Liquid Asset Series might have to borrow money and incur interest expense. Either occurrence would adversely impact the amount of daily dividend and could result in a decline in the daily net asset value per share. The Liquid Asset Series will attempt to minimize these risks by investing in longer-term securities when it appears to management that interest rates on such securities are not likely to increase substantially during the period of expected holding, and then only in securities of high quality which are readily marketable. However, there can be no assurance that the Series will be successful in achieving this or its other objectives.

   Private Placements. As stated above, the Liquid Asset Series may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") and which may be sold to other institutional investors pursuant to Rule 144A under the Securities Act. The adoption by the Securities and Exchange Commission of Rule 144A, which permits the resale of certain restricted securities to institutional investors, had the effect of broadening and increasing the liquidity of the institutional trading market for securities subject to restrictions on resale to the general public.
Section 4(2) commercial paper sold pursuant to Rule 144A is restricted in that it can be resold only to qualified institutional investors. However, since institutions constitute virtually the entire market for such commercial paper, the market for such Section 4(2) commercial paper is, in reality, as liquid as that for other commercial paper. While the Liquid Asset Series generally holds to maturity commercial paper in its portfolio, the advent of Rule 144A has greatly simplified the ability to sell Section 4(2) commercial paper to other institutional investors.

   Under procedures adopted by the Trustees of the Fund, the Liquid Asset Series may purchase Section 4(2) commercial paper without being subject to its limitation on illiquid investments and will be able to utilize Rule 144A to sell that paper to other institutional investors. The procedures require that the Investment Manager consider the following factors in determining that any restricted security eligible for sale pursuant to Rule 144A be considered liquid: (1) the frequency of trades and quotes for the security,
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager will report to the Trustees on a quarterly basis on all restricted securities held by the Liquid Asset Series with regard to their ongoing liquidity. In the event any Section 4(2) commercial paper or restricted security held by the Liquid Asset Series is determined to be illiquid by the Trustees and the Investment Manager, that investment would be included as an illiquid security subject to the limitation on illiquid investments referred to above. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity to the extent a Series, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   The foregoing investment policies are not fund amental and may be changed by the Trustees without shareholder vote.

U.S. GOVERNMENT MONEY MARKET SERIES

   The investment objectives of the U.S. Government Money Market Series are security of principal, high current income and liquidity. There is no assurance that the investment objectives will be achieved. These investment objectives may not be changed without the approval of the shareholders of the U.S. Government Money Market Series. The investment policies discussed below may be changed without shareholder approval.

   The U.S. Government Money Market Series seeks to achieve its objectives by investing in U.S. Government securities, including a variety of securities which are issued and/or guaranteed, as to principal and interest, by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government, and in certain interests in the foregoing securities. Except for U.S. Treasury securities, these obligations, even those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, they may be backed, in part, by a line of credit with the U.S. Treasury (such as the Federal National Mortgage Association), or the U.S. Government Money Market Series must look to the agency issuing or guaranteeing the obligation for ultimate repayment (such as securities of the Federal Farm Credit System), in which case the U.S. Government Money Market Series may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The assumption of the liabilities of these agencies or instrumentalities by the U.S. Government is discretionary and is not a lawful obligation.

   Treasury securities include Treasury bills, Treasury notes, and Treasury bonds. Some of the government agencies and instrumentalities which issue or guarantee securities include the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association, the Federal National Mortgage Association, the Farmers Home Administration, the Federal Land Banks, the Small Business Administration, the Student Loan Marketing Association, the Export-Import Bank, the Federal Intermediate Credit Banks and the Banks for Cooperatives.

   The U.S. Government Money Market Series may invest in securities issued or guaranteed, as to principal and interest, by any of the foregoing entities or by any other agency or instrumentality established or sponsored by the United States Government. Such investments may take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

   The Federal Deposit Insurance Corporation is the administrative authority over the Bank Insurance Fund and the Savings Association Insurance Fund, which are the agencies of the U.S. Government which insure (including both principal and interest) the deposits of certain banks and savings and loan associations up to $100,000 per deposit. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit ("CDs") in principal amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank or savings and loan association. The interest on such investments is not insured. The U.S. Government Money Market Series may invest in such CDs of banks and savings and loan institutions limited to the insured amount of principal ($100,000) in each case and limited with regard to all such CDs and all illiquid assets, in the aggregate, to 10% of the U.S. Government Money Market Series' total assets.

   The U.S. Government Money Market Series intends normally to hold its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

   The U.S. Government Money Market Series will generally not seek profits through short-term trading, although it may dispose of any portfolio security prior to maturity if, on the basis of a revised evaluation or other circumstance or consideration, the Investment Manager deems such disposition advisable.

   The U.S. Government Money Market Series will attempt to balance its objectives of security of principal, high current income and liquidity by investing in securities of varying maturities and risks. The U.S. Government Money Market Series will not, however, invest in securities with an effective maturity of more than thirteen months from the date of purchase. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term U.S. Government issues, while generally paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than shorter-term issues. Thus, when rates on new securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, to a lesser degree, with short-term issues.

   These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). In the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the U.S. Government Money Market Series might have to borrow money and incur interest expenses. Either occurrence would adversely impact upon the amount of daily dividend and could result in a decline in daily net asset value per share or the redemption by the U.S. Government Money Market Series of shares held in a shareholder's account. The U.S. Government Money Market Series will attempt to minimize these risks by investing in relatively longer-term securities when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the U.S. Government Money Market Series will be successful in achieving this objective.

U.S. GOVERNMENT SECURITIES SERIES

   The investment objective of the U.S. Government Securities Series is high current income consistent with safety of principal. There is no assurance that the investment objective will be achieved. The investment objective may not be changed without approval of the U.S. Government Securities Series' shareholders. The investment policies discussed below may be changed without shareholder approval.

   The U.S. Government Securities Series seeks to achieve its objective by investing in obligations issued and/or guaranteed by the U.S. Government or its instrumentalities ("U.S. Government Securities"). All such obligations are backed by the "full faith and credit" of the United States. Investments may be made in obligations of instrumentalities of the U.S. Government only where such obligations are guaranteed by the U.S. Government.

   U.S. Government securities include U.S. Treasury securities consisting of Treasury bills, Treasury notes and Treasury bonds. Some of the other U.S. Government securities in which the U.S. Government Securities Series may invest include securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration, Resolution Funding Corporation and the Small Business Administration. The maturities of such securities usually range from three months to thirty years.

   The Series is not limited as to the maturities of the U.S. Government securities in which it may invest, except that the Series will not purchase zero coupon securities with remaining maturities of longer than ten years. For a discussion of the risks of investing in U.S. Government securities (including such securities purchased on a when-issued, delayed delivery or forward commitment basis and zero coupon securities), see "General Investment Techniques" below.

   While the U.S. Government Securities Series has the ability to invest in any securities backed by the full faith and credit of the United States, it is currently anticipated that a substantial portion of the U.S. Government Securities Series' assets will be invested in Certificates of the Government National Mortgage Association ("GNMA"). Should market or economic conditions warrant, this policy is subject to change at any time at the discretion of the Investment Manager.

   GNMA Certificates. GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration (FHA) or guaranteed by the Veterans Administration (VA). Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates that the U.S. Government Securities Series will invest in are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

   The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of prepayments or refinancing of such mortgages or foreclosure. Any prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, which has the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to investment principal. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately twelve years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than twelve years, but typically not less than five years.

   The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer.

   The U.S. Government Securities Series will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the U.S. Government Securities Series may invest include those issued or guaranteed by GNMA or other entities which securities are backed by the full faith and credit of the United States.

   Certificates for mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

   Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Reinvestment by the U.S. Government Securities Series of prepayments may occur at higher or lower interest rates than the original investment. Historically, actual average life has been consistent with the twelve-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

   Adjustable Rate Mortgage Securities. The U.S. Government Securities Series may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

   ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The U.S. Government Securities Series may also invest in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. However, the U.S. Government Securities Series will only invest in CMOs which are backed by the full faith and credit of the United States.

   The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Series from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. The Fund may invest without limitation in CMOs.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

   The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on the tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

   The U.S. Government Securities Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bond"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

INTERMEDIATE INCOME SECURITIES SERIES

   The investment objective of the Intermediate Income Securities Series is high current income consistent with safety of principal. This investment objective may not be changed without approval of the Intermediate Income Securities Series' shareholders. There is no assurance that the investment objective will be achieved. The investment policies discussed below may be changed without shareholder approval.

   The Intermediate Income Securities Series seeks to achieve its objective by investing at least 65% of its total assets in intermediate term, investment grade fixed-income securities. Such securities have a minimum remaining maturity of three years and a maximum remaining maturity of ten years. The Intermediate Income Securities Series will maintain an average dollar-weighted maturity of approximately seven years or less and may not invest in securities with remaining maturities greater than twelve years. Under normal conditions, the Intermediate Income Securities Series' average weighted maturity will not be less than three years.

   Under normal circumstances, the Intermediate Income Securities Series will invest primarily in corporate debt securities and preferred stock of investment grade, which consists of securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are determined to be of comparable quality by the Fund's Trustees. While fixed-income securities rated Baa by Moody's and BBB by S&P are considered investment grade, they have speculative characteristics. (A more detailed description of bond ratings is contained in the Appendix to the Statement of Additional Information.) The Intermediate Income Securities Series may also purchase U.S. Government securities (securities guaranteed as to principal and interest by the United States or its agencies or instrumentalities) and investment grade securities, denominated in U.S. dollars, issued by foreign governments or issuers. U.S. Government securities in which the Intermediate Income Securities Series may invest include zero coupon securities and mortgage backed securities, such as securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. There can be no assurance that the investment objective of the Intermediate Income Securities Series will be achieved.

   The Investment Manager believes that the Intermediate Income Securities Series' policies of purchasing intermediate term securities will reduce the volatility of the Intermediate Income Securities Series' net asset value over the long term. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for intermediate term securities than for securities with longer maturities. Conversely, the yield available on intermediate term securities has also historically been lower than those available from long term securities.

   Investment by the Intermediate Income Securities Series in U.S. dollar denominated fixed-income securities issued by foreign governments and other foreign issuers may involve certain risks not associated with U.S. issued securities (see "Foreign Securities" under "General Portfolio Techniques" below). The Investment Manager believes that those risks are substantially lessened because the foreign securities in which the Intermediate Income Securities Series may invest are investment grade.

   While the Intermediate Income Securities Series will invest primarily in investment grade fixed-income securities, under ordinary circumstances it may invest up to 35% of its total assets in money market instruments and repurchase agreements, as well as, with respect to up to 5% of its net assets, lower-rated fixed-income securities. No more than 5% of the Intermediate Income Securities Series' net assets may be invested in lower-rated fixed-income securities.

   Lower-rated fixed-income securities, which are those rated from Ba or BB to C by Moody's or S&P, respectively, are considered to be speculative investments. Such lower-rated securities, while producing a higher yield than investment grade securities, are subject to credit risk to a greater extent than investment grade securities. The Intermediate Income Securities Series does not have any minimum quality rating standard with respect to the portion (up to 5%) of its net assets which may be invested in lower-rated securities. See the Statement of Additional Information for a description of the special risks and characteristics of lower-rated fixed-income securities.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Intermediate Income Securities Series' securities holdings. During such periods, the Intermediate Income Securities Series may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the Intermediate Income Securities Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or Standard & Poor's or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

AMERICAN VALUE SERIES

   The investment objective of the American Value Series is long-term capital growth consistent with an effort to reduce volatility. There is no assurance that the American Value Series' objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the American Value Series. The investment policies discussed below may be changed without shareholder approval.

   The American Value Series seeks to achieve its investment objective by investing in a diversified portfolio of securities consisting principally of common stocks. The American Value Series utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation. The Investment Manager seeks to invest the assets of the Series in those industries that, at the time of investment, are attractively valued given their above average relative earnings growth potential at that time. Therefore, the Series is typically over-weighted in those sectors deemed to be attractive given their potential for above average earnings growth.

   After selection of the American Value Series' target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals.

   The Investment Manager seeks to identify what stage of the business cycle the economy is in and which industry groups have historically outperformed the overall market during that stage of the cycle, i.e., typically, groups that tend to have the highest relative earnings growth at that point in the cycle. The Investment Manager also analyzes secular trends such as demographics, international trade, etc., that could cause the current cycle to differ from prior cycles and attempts to weight the portfolio appropriately, given those factors.

   Following selection of the American Value Series' specific investments, the Investment Manager will attempt to allocate the assets of the American Value Series so as to reduce the volatility of its portfolio. In doing so, the American Value Series may hold a portion of its portfolio in fixed-income securities in an effort to moderate extremes of price fluctuations. The American Value Series may invest up to 35% of its total assets in common stocks of non-U.S. companies, including American Depository Receipts (which are custody receipts with respect to foreign securities) (see "Foreign Securities" under "General Portfolio Techniques" below), in companies in industries which have not been determined to be attractively valued or moderately attractively valued by the Investment Manager, and in convertible debt securities and warrants, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and investment grade corporate debt securities when, in the opinion of the Invest-ment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of shares of the American Value Series or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. Greater than 35% of the American Value Series' total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions. The term investment grade consists of fixed-income securities rated Baa or higher by Moody's Investors Service Inc. or BBB or higher by Standard and Poor's Corporation, or, if not rated, determined to be of comparable quality by the Investment Manager.

   Because prices of stocks fluctuate from day to day, the value of an investment in the American Value Series will vary based upon the Series' investment performance. The American Value Series is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment in the securities of large, medium and small-capitalization companies. Emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that investing in small and medium-capitalization companies involves greater risk than is customarily associated with investing in more established companies.

   Under normal circumstances, at least 65% of the American Value Series' total assets will be invested in common stocks of U.S. companies in industries which, at the time of purchase, were determined to be attractively valued or moderately attractively valued given their above average relative earnings growth potential.

   The American Value Series may enter into repurchase agreements, invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, engage in futures contracts and options transactions, purchase securities which are issued in private placements or are otherwise not readily marketable, and purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

   The foregoing limitations apply at the time of acquisition based on the last determined market value of the American Value Series' assets, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets will not require elimination of any security from the portfolio.

CAPITAL GROWTH SERIES

   The investment objective of the Capital Growth Series is long-term capital growth. There is no assurance that the objective will be achieved. The investment objective may not be changed without the approval of the majority of the shareholders of the Capital Growth Series. The following policies may be changed by the Trustees without approval by the shareholders of the Capital Growth Series.

   The Capital Growth Series seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks. As part of its management of the Capital Growth Series, the Investment Manager utilizes a screening process designed to Find companies which have demonstrated a history of consistent growth in earnings and revenues for the past several years. Additionally, screened companies will have solid future earnings growth characteristics and attractive valuations. Companies meeting these requirements will be potential candidates for investment within the Capital Growth Series. Subject to the Capital Growth Series' investment objective, the Investment Manager, without notice, may modify the foregoing screening process and/or may utilize additional or different screening processes in connection with the investment of the Series' assets. Dividend income will not be a consideration in the selection of stocks for purchase.

   Although the Capital Growth Series invests primarily in common stocks, the Series may invest up to 35% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Prospectus), in any combination of the following: (a) U.S. Government securities (securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) and investment grade fixed-income securities; (b) convertible securities; (c) money market instruments; (d) options on equity and debt securities; and (e) futures contracts and related options thereon, as described below. The Capital Growth Series may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof). U.S. Government securities in which the Capital Growth Series may invest include zero coupon securities. Convertible securities in which the Capital Growth Series may invest include bonds, debentures, corporate notes, preferred stock and other securities. The Capital Growth Series may also purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis, and may purchase securities on a "when, as and if issued" basis.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Capital Growth Series' securities holdings. During such periods, the Series may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the Capital Growth Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); obligations of banks (such as certificates of deposit and banker's acceptances) subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

DIVIDEND GROWTH SERIES

   The investment objective of the Dividend Growth Series is to provide reasonable current income and long-term growth of income and capital. There is no assurance that the objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the Dividend Growth Series.

   The Dividend Growth Series seeks to achieve its investment objective primarily by investing at least 65% of its total assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The net asset value of the Dividend Growth Series' shares will fluctuate with changes in market values of portfolio securities. The Dividend Growth Series will attempt to avoid investing in securities with speculative characteristics.

   The Dividend Growth Series may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

   The following investment policies may be changed without the approval of the Dividend Growth Series' shareholders:

     (1) Up to 35% of the value of the Dividend Growth Series' total assets may be invested in: (a) convertible debt securities, convertible pre ferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of Dividend Growth Series' shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

     (2) Notwithstanding any of the foregoing limitations, the Dividend Growth Series may invest more than 35% in money market in struments to maintain, temporarily, a "defen-sive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

   The foregoing limitations will apply at the time of acquisition based on the last determined value of the Dividend Growth Series' assets. Any subsequent change in any applicable percentage resulting from fluctuations in value or other changes in total assets will not require elimination of any security from the portfolio. The Dividend Growth Series may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis.

STRATEGIST SERIES

   The investment objective of the Strategist Series is to maximize the total return on its investments. This is a fundamental policy and cannot be changed without the approval of the Strategist Series' shareholders. In seeking to achieve its objective, the Series will actively allocate assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Total return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses). There can be no assurance that the investment objective of the Strategist Series will be achieved.

   The achievement of the Strategist Series' investment objective depends upon the ability of the Investment Manager to correctly assess the effects of economic and market trends on different sectors of the market. The Investment Manager believes that superior investment returns at lower risk are achievable by actively allocating resources to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market's potential return is higher. Investments in the money market sector can be used to soften market declines when both bonds and equities are fully priced. Conserving capital during declining markets can contribute to maximizing total return over a longer period of time. In addition, the securities of companies within various economic sectors may at times offer higher returns than other sectors and can thus contribute to superior returns. Finally, the Investment Manager believes that superior stock selection can also contribute to superior total return.

   To facilitate reallocation of the Strategist Series' assets in accordance with the Investment Manager's views as to shifts in the marketplace, the Investment Manager will employ transactions in futures contracts and options thereon. For example, if the Investment Manager believes that a ten percent increase in that portion of the Strategist Series' assets invested in fixed income securities and a concomitant decrease in that portion of the Strategist Series' assets invested in equity securities is timely, the Strategist Series might purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as the Standard & Poor's 500 Stock Index futures, in equivalent amounts. The utilization of futures transactions, rather than the purchase and sale of equity and fixed-income securities, increases the speed and efficacy of the Strategist Series' asset reallocations.

   Within the equity sector, the Investment Manager will actively allocate funds to those economic sectors expected to benefit from major trends and to individual stocks which are deemed to have superior investment potential. The Strategist Series may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. In addition, the Strategist Series may purchase and sell warrants and purchase and write listed and over-the-counter options on individual stocks and stock indexes to hedge against adverse price movements in its equity portfolio and to increase its total return through the receipt of premium income. The Strategist Series may also purchase and sell stock index futures and options thereon to hedge against adverse price movements in its equity portfolio and to facilitate asset reallocations into and out of the equity area.

   Within the fixed-income sector of the market, the Investment Manager will seek to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the Strategist Series may invest may have maturities ranging from one year to greater than five years and may include debt securities, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (a description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information). While bonds rated Baa by Moody's or BBB by S&P are considered investment grade, they have speculative characteristics as well. U.S. Government securities which may be purchased include zero coupon securities. In addition, the Strategist Series may purchase and write listed and over-the-counter options on fixed-income securities to hedge against adverse price movements in its fixed-income portfolio and to increase its total return through the receipt of premium income. The Strategist Series may also purchase and sell interest rate futures and options thereon to hedge against adverse price movements in its fixed-income portfolio and to facilitate asset reallocations into and out of the fixed-income area.

   Within the money market sector of the market, the Investment Manager will seek to maximize returns by seeking out those short-term instruments with the highest yields. The money market portion of the Strategist Series will contain short-term (maturities of up to one year) fixed-income securities, issued by private and governmental institutions. Such securities may include:
U.S. Government securities; bank obligations (such as certificates of deposit and banker's acceptances); Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. To the extent the Strategist Series purchases Eurodollar certificates of deposit issued by foreign branches of domestic banks, consideration will be given to any risks attendant to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

   Non-Diversified Status. The Strategist Series is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Act. As a non-diversified investment company, the Strategist Series may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Strategist Series has qualified and expects to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Strategist Series may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

UTILITIES SERIES

   The investment objective of the Utilities Series is to provide current income and long-term growth of income and capital. There can be no assurance that the investment objective will be achieved. This objective is fundamental and may not be changed without shareholder approval. The investment policies discussed below may be changed without shareholder approval.

   The Utilities Series seeks to achieve its invest ment objective by investing in equity and fixed-income securities of companies engaged in the public utilities industry. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies. For purposes of the Utilities Series, a company will be considered to be in the public utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, are derived from the public utilities industry. Under ordinary circumstances, at least 65% of the Utilities Series' total assets will be invested in securities of companies in the public utilities industry.

   The Investment Manager believes the Utilities Series' investment policies are suited to benefit from certain characteristics and historical performance of the securities of public utility companies. Many of these companies have historically set a pattern of paying regular dividends and increasing their common stock dividends over time, and the average common stock dividend yield of utilities historically has substantially exceeded that of industrial stocks. The Investment Manager believes that these factors may not only provide current income but also generally tend to moderate risk and thus may enhance the opportunity for appreciation of securities owned by the Utilities Series, although the potential for capital appreciation has historically been lower for many utility stocks compared with most industrial stocks. There can be no assurance that the historical investment performance of the public utilities industry will be indicative of future events and performance.

   The Utilities Series invests in both equity securities (common stocks and securities convertible into common stock) and fixed-income securities (bonds and preferred stock) in the public utilities industry. The Utilities Series will shift its asset allocation without restriction between types of utilities and between equity and fixed-income securities based upon the Investment Manager's determination of how to achieve the Utilities Series' investment objective in light of prevailing market, economic and financial conditions.

   Criteria utilized by the Investment Manager in the selection of equity securities include the following screens: earnings and dividend growth; book value; dividend discount; and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. The Investment Manager may also utilize computer-based equity selection models. In keeping with the Utilities Series' objective, if in the opinion of the Investment Manager favorable conditions for capital growth of equity securities are not prevalent at a particular time, the Utilities Series may allocate its assets predominantly or exclusively in debt securities with the aim of obtaining current income as well as preserving capital and thus benefiting long term growth of capital.

   The Utilities Series may purchase equity securities sold on the New York, American and other stock exchanges and in the over-the-counter market. Fixed-income securities in which the Utilities Series may invest are debt securities and preferred stocks, which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees. The Utilities Series may also purchase equity and fixed-income securities issued by foreign issuers (including American Depository Receipts, European Depositary Receipts or other similar securities convertible into securities of foreign issuers). Under normal circumstances the average weighted maturity of the fixed-income securities held by the Utilities Series is expected to be in excess of seven years. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information.

   Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income security held by the Utilities Series is rated BBB or Baa and is subsequently downgraded by a rating agency, the Utilities Series will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Utilities Series. In the event that such downgraded securities constitute 5% or more of the Series' total assets, the Investment Manager will immediately sell securities sufficient to reduce the total to below 5%.

   While the Utilities Series will invest primarily in the securities of public utility companies, under ordinary circumstances it may invest up to 35% of its total assets in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), money market instruments, repurchase agreements, and options and futures, as described below. U.S. Government securities in which the Utilities Series may invest include zero coupon securities.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Utilities Series' securities holdings. During such periods, the Utilities Series may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments. Money market instruments in which the Utilities Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations (such as certificates of deposit and bank-ers' acceptances); Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

   Electric Utilities Industry. Under normal circumstances, the Utilities Series will invest at least 25% of its total assets in debt and equity securities issued by companies in the electric utilities industry. For temporary defensive purposes, however, the Series may reduce its investments in the electric utilities industry to less than 25% of its total assets. The Utilities Series' policy of concentrating its investments in the electric utilities industry is fundamental and may not be changed without the approval of a majority of the Utilities Series' voting securities.

   The electric utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of electric utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

   Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation, non-regulated competition, open access to transmission, and the effects of regulatory changes, such as linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

VALUE-ADDED MARKET SERIES

   The investment objective of the Value-Added Market Series is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. This is a fundamental policy and cannot be changed without the approval of the shareholders of the Value-Added Market Series. There can be no assurance that the Value-Added Market Series' investment objective will be achieved. The investment policies discussed below may be changed without shareholder approval.

   The Value-Added Market Series will seek to attain its investment objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). Standard & Poor's 500 is a trademark of Standard & Poor's Corporation ("S&P") and has been licensed for use by the Fund. The Value-Added Market Series is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Value-Added Market Series. The S&P Index consists of 500 common stocks selected by S&P, most of which are listed on the New York Stock Exchange. Inclusion of a stock in the S&P Index implies no opinion by S&P as to the quality of the stock as an investment. The S&P Index is determined, composed and calculated by S&P without regard to the Value-Added Market Series. S&P is neither a sponsor of, nor in any way affiliated with, the Value-Added Market Series, and S&P makes no representation or warranty, express or implied, on the advisability of investing in the Value-Added Market Series or as to the ability of the S&P Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. S&P has no connection with the Value-Added Market Series other than the licensing to the Investment Manager of the use of the S&P Index in connection with the Value-Added Market Series.

   The Value-Added Market Series invests in the stocks included in the S&P Index on an equally-weighted basis; that is, to the extent practicable and subject to the specific investment policies and restrictions described below, an equal portion of the Value-Added Market Series' assets is invested in each of the 500 securities in the S&P Index. This differs from the S&P Index and nearly all other major indexes, which generally are weighted on a market-capitalization basis. For example, the 50 largest capitalization issuers in the S&P Index represent approximately 45% of the S&P Index. However, in accordance with its investment policies, the Value-Added Market Series will strive to maintain each stockholding equally, so that, subject to the specific investment policies and investment restrictions described below, approximately 0.20 of 1% of the Value-Added Market Series' total invested assets will be invested in each of the 500 companies included in the S&P Index. The equal weighting technique is based on the Investment Manager's statistical analysis that most portfolio performance is usually generated by only one-quarter to one-third of the portfolio. Since there is no certainty that any specific company or industry selection, even within a broad-based index such as the S&P Index, will achieve superior performance, the Investment Manager believes equal-weighting may benefit the Value-Added Market Series in seeking to attain its investment objective.

   The holdings of the Value-Added Market Series will be adjusted by the Investment Manager not less than quarterly to reflect changes in the Value-Added Market Series' asset levels and in the relative values of the common stocks held by the Value-Added Market Series so that following each adjustment the value of the Value-Added Market Series' investment in each security will be equal to the extent practicable. In addition, whenever a company is eliminated from or added to the S&P Index, the Value-Added Market Series will sell or purchase the stock of such company, as the case may be, as soon as practicable. Accordingly, securities may be purchased and sold by the Value-Added Market Series when such purchases and sales would not be made under traditional investment criteria.

   In addition, while the Investment Manager will not actively manage the portfolio other than to follow the guidelines set forth above for following an equally-weighted S&P Index, it may eliminate one or more securities (or elect not to increase the Value-Added Market Series' position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Manager, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Manager, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Value-Added Market Series, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Value-Added Market Series' holdings, or recommence purchases, when and if those conditions cease to exist.

   The Value-Added Market Series may purchase futures contracts on stock indexes at a time when it is not fully invested on account of additional cash invested in the Series or income received by the Series. Purchase of a futures contract in those circumstances serves as a temporary substitute for the purchase of individual stocks which may then be purchased in orderly fashion.

   A portion of the Value-Added Market Series' assets, not exceeding 25% of its total assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Value-Added Market Series; (b) pending settlement of purchases of portfolio securities; or (c) to maintain liquidity for the purposes of meeting anticipated redemptions. The money market instruments in which the Value-Added Market Series may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more; bankers' acceptances; time deposits; U.S. Government and U.S. Government agency securities; or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Fund's Trustees, and which mature within one year from the date of purchase.

GLOBAL EQUITY SERIES

   The investment objective of the Global Equity Series is to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income. There can be no assurance that the Global Equity Series will achieve its objective. The investment objective is a fundamental policy and cannot be changed without the approval of the shareholders of the Global Equity Series. The investment policies discussed below may be changed without shareholder approval.

   The Global Equity Series will invest at least 65% of its total assets in equity securities issued by issuers located in various countries around the world. The Series' investment portfolio will, thereby, be invested in at least three separate countries.

   The Global Equity Series will seek to achieve such objective through investments in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations. There is no limitation on the percent or amount of the Global Equity Series' assets which may be invested for growth or income.

   The Global Equity Series will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies and governments located throughout the world. Such securities will generally be those with a record of paying dividends and the potential for increasing dividends. The percentage of the Global Equity Series' assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Investment Manager.

   Notwithstanding the Global Equity Series' investment objective of seeking total return, the Global Equity Series may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; money market instruments; and commercial paper.

   The Global Equity Series may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

   The Global Equity Series may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis.

GENERAL INVESTMENT TECHNIQUES
AND RISK CONSIDERATIONS

   Repurchase Agreements. Each Series of the Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Series, and which typically involve the acquisition by a Series of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Series will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

   Reverse Repurchase Agreements. The Liquid Asset, U.S. Government Money Market and Intermediate Income Securities Series may also use reverse repurchase agreements as part of their investment strategy. Reverse repurchase agreements involve sales by the Series of assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. Such transactions are only advantageous if the interest cost to the Series of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Opportunities to achieve this advantage may not always be available, and the Series intend to use the reverse repurchase technique only when it will be to their advantage to do so. Reverse repurchase agreements are considered borrowings by the Series and for purposes other than meeting redemptions may not exceed 5% of the Series' total assets.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, each Series of the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While a Series will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Series may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. A Series will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other high grade portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of a Series' assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of a Series' net asset value.

   When, As and If Issued Securities. Each Series (other than the U.S. Government Money Market Series) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio until the Investment Manager determines that the issuance of the security is probable, whereupon the accounting treatment for such commitment will be the same as for a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, described above and in the Statement of Additional Information. An increase in the percentage of a Series' assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by each Series may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent a Series invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as a Series) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Series receives no interest payments in cash on the security during the year.

   Warrants. Each Series (other than the Liquid Asset Series, the U.S. Government Money Market Series and the U.S. Government Securities Series) may acquire warrants attached to other securities and, in addition, each of the Dividend Growth Series, the American Value Series, Strategist Series, Utilities Series and Global Equity Series may invest up to 5% of the value of its total assets in warrants not attached to other securities, including up to 2% of such assets in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them. If warrants remain unexercised at the end of the exercise period, they will lapse and the Series' investment in them will be lost. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   Private Placements. The Liquid Asset, Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series may invest up to 15% (10% with respect to the Liquid Asset Series) of their net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable ("illiquid securities"). These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Series from disposing of them promptly at reasonable prices. The Series may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The above policy on purchase of illiquid securities may be changed by the Fund's Trustees.

   Rule 144A under the Securities Act permits the Series to sell restricted securities to qualified institutional buyers without limitation. The Trustees of the Fund have adopted procedures for the Investment Manager to utilize in determining the liquidity of securities which may be sold pursuant to Rule 144A. In addition, the Trustees have determined that, where such securities are determined to be liquid under these procedures, investment in such securities by the Series shall not be subject to the limitation on investments in illiquid securities referred to above. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity to the extent a Series, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   Investments in Securities Rated Baa by Moody's or BBB by S&P. The Intermediate Income Securities Series, American Value Series, Capital Growth Series, Dividend Growth Series, Strategist Series and Utilities Series may invest a portion of their assets in fixed-income securities rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"). Investments in fixed-income securities rated either Baa by Moody's or BBB by S&P (the lowest credit ratings designated "investment grade") may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a bond held by a Series is downgraded by a rating agency to a rating of below Baa or BBB, the Series will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Series.

   Convertible Securities. The American Value Series, Capital Growth Series, Dividend Growth Series, Strategist Series, Utilities Series and Global Equity Series may invest a portion of their assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Because of the special nature of certain of the Series' permitted investments in lower rated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a lower rated convertible security owned by a Series defaults, such Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Series.

   Real Estate Investment Trusts. Each Series, except the Liquid Asset Series, U.S. Government Money Market Series, U.S. Government Securities Series and Intermediate Income Securities Series may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Series to invest in the real estate industry (the Series are prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Series would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Series would continue to pay its own investment management fees and other expenses, as a result of which the Series and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940, as amended.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Series of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Series (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   Foreign Securities. The Global Equity Series will invest extensively in foreign securities. In addition, the American Value, Capital Growth, Dividend Growth, Strategist, Utilities and Intermediate Income Securities Series may, to a considerably lesser extent, invest in foreign securities.

   Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of a Series' investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Series' assets denominated in that currency and thereby impact upon the Series' total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of a Series will be conducted on a spot basis or, in the case of the Global Equity Series, through forward contracts or futures contracts (described below under "Options and Futures Transactions"). The Series will incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of a Series' trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to a Series due to subsequent declines in value of such securities and the inability of the Series to make intended security purchases due to settlement problems could result in a failure of the Series to make potentially advantageous investments. To the extent a Series purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

   Mortgage-Backed Securities. The U.S. Government Securities Series may invest in mortgage-backed securities. Mortgage-backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Series purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Series purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

   Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates, mortgage-backed securities may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments. As discussed above under "GNMA Certificates," the assumed average life of mortgages backing the majority of GNMA Certificates is twelve years. This average life is likely to be substantially shorter than the original maturity of the mortgage pools underlying the certificates, as a pool's duration may be shortened by unscheduled or early payments of principal on the underlying mortgages. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool.

   Although the extent of prepayments or a pool of mortgage loans depends on various factors, including the prevailing level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. If the Series has purchased securities backed by pools containing mortgages whose yields exceed the prevailing interest rate any premium paid for such securities may be lost. As a result, the net asset value of shares of the U.S. Government Securities Series and the Series' ability to achieve its investment objective may be adversely affected by mortgage prepayments. Amounts available for reinvestment by the Series are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

   There are certain risks associated specifically with CMOs. A number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

   Forward Foreign Currency Exchange Contracts. The American Value, Capital Growth, Strategist, Utilities and Global Equity Series may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio securities. In addition, the Global Equity Series may enter into forward contracts in connection with its foreign securities investments under various other circumstances.

   A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Series may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

   When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Series is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   Other circumstances under which the Global Equity Series may enter into forward contracts are as follows. At times, when, for example, the Global Equity Series' Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Global Equity Series may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Series' securities holdings (or securities which the Series has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Series may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Global Equity Series' Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Series may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Series may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

   Lastly, the Global Equity Series is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

   In all of the above circumstances, if the currency in which the Series' securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Series will have realized fewer gains than had the Series not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Series are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

   The Global Equity Series generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Global Equity Series enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Series may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Series is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Global Equity Series may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code's requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

OPTIONS AND FUTURES TRANSACTIONS

   As noted above, each of the American Value, Capital Growth, Strategist, Utilities, Global Equity and Intermediate Income Securities Series may write covered call options and covered put options on eligible portfolio securities and on stock and bond indexes and purchase options of the same or similar series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on securities which it holds (or has the right to acquire) in its portfolio and engaging in transactions involving interest rate futures contracts and index futures contracts and options on such contracts. The Value-Added Market Series may purchase stock index futures as a temporary substitute for the purchase of individual stocks. The Global Equity Series may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engaging in transactions involving currency futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Series the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Series the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

   Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Series. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Series and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or currency underlying an option it has written, in accordance with the terms of that option, the Series would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Series will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

   Covered Call Writing. Series are permitted to write covered call options on portfolio securities, without limit, in order to aid them in achieving their investment objectives. In the case of the Global Equity Series, such options may be denominated in either U.S. dollars or foreign currencies and may be on the U.S. dollar and foreign currencies. As a writer of a call option, the Series has the obligation, upon notice of exercise of the option, to deliver the security (or amount of currency) underlying the option prior to the expiration date of the option (certain listed and OTC put options written by a Series will be exercisable by the purchaser only on a specific date).

   Covered Put Writing. As a writer of covered put options, a Series incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Series will be exercisable by the purchaser only on a specific date). Series will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Series' management wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Series will write the covered put at an exercise price reflecting the lower purchase price sought. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of a Series' net assets.

   Purchasing Call and Put Options. Series may purchase listed and OTC call and put options in amounts equalling up to 10% of their total assets. These Series may purchase call options either to close out a covered call position or to protect against an increase in the price of a security a Series anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security the Global Equity Series anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Series may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. Similarly, the Global Equity Series may purchase put options on currencies in which securities it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. The Series may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the ability of these Series to purchase call and put options.

   Stock Index Options. Series may invest in options on stock indexes, which are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

   Futures Contracts. The Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities, Value-Added Market and Global Equity Series may purchase and sell interest rate futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates and stock and bond index futures contracts that are traded on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index, the Standard & Poor's 500 Index and the New York Stock Exchange Composite Index. The Global Equity Series may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on foreign commodity exchanges on such underlying securities as common stocks or any foreign government fixed-income security, on various currencies ("currency futures") and on various indexes of foreign equity and fixed-income securities as may exist or come into being. As a futures contract purchaser, a Series incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   Series will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, in the case of the Strategist and Utilities Series to alter the Series' asset allocations. Series will, generally, purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices. The Value-Added Market Series will purchase stock index futures as a temporary substitute for the purchase or sale of individual stocks, which may then be purchased or sold in an orderly fashion. The Global Equity Series will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. When, for example, either the Strategist or Utilities Series wishes to increase its allocation in fixed-income securities, it may purchase a futures contract on a bond index or on a U.S. Treasury bond, or a call option on such futures contract, thereby increasing its exposure to the fixed-income sector.

   Options on Futures Contracts. The Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities and Global Equity Series may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Series will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

   Risks of Options and Futures Transactions. A Series may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which a Series may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification of each Series as a regulated investment company and the Fund's intention to qualify each Series as such. See "Dividends, Distributions and Taxes."

   Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that a Series' management could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a Series sold interest rate futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Series would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the portfolio securities (and, in the case of the Global Equity Series, the securities' denominated currencies). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   The Global Equity Series, by entering into transactions in foreign futures and options markets, will incur risks similar to those discussed above under "Foreign Securities."

   New options and futures contracts and other financial products and various combinations thereof continue to be developed. The Series may invest in any such options, futures and other products as may be developed to the extent consistent with their investment objectives and applicable regulatory requirements, and will make any and all pertinent disclosures relating to such investments in its Prospectus and/or Statement of Additional Information. Except as otherwise noted above, and as set forth in other investment policies and investment restrictions, there are no limitations on any Series' ability to invest in options, futures or options on futures.

PORTFOLIO TRADING

   Although each Series does not intend to engage in short-term trading of portfolio securities as a means of achieving the investment objectives of the respective Series, each Series may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the opinion of the Investment Manager strengthen the Series' position and contribute to its investment objectives. In determining which securities to purchase for the Series or hold in a Series, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

   Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   Brokerage commissions are not normally charged on the purchase or sale of money market instruments and U.S. Government obligations, or on currency conversions, but such transactions will involve costs in the form of spreads between bid and asked prices. Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR and other broker-dealer affiliates of the

Investment Manager. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

   The Liquid Asset and U.S. Government Money Market Series are expected to have high portfolio turnovers due to the short-term maturities of securities purchased, but this should not affect income or net asset value as brokerage commissions are not normally charged on the purchase or sale of money market instruments. It is not anticipated that the portfolio turnover rates of the Series will exceed the following percentages in any year: U.S. Government Securities Series, Capital Growth Series, Dividend Growth Series, Utilities Series, Value-Added Market Series and Global Equity Series: 100%; Intermediate Income Securities Series and Strategist Series: 200%; American Value Series: 400%. A portfolio turnover rate exceeding 100% in any one year is greater than that of many other investment companies. Each Series of the Fund will incur underwriting discount costs (on underwritten securities) and/or brokerage costs commensurate with its portfolio turnover rate. Short-term gains and losses may result from such portfolio transactions. See "Dividends, Distribution and Taxes" for a discussion of the tax implications of these trading policies.

   The expenses of the Global Equity Series relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States. Short-term gains and losses may result from portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Series' trading policies. A more extensive discussion of the Series' brokerage policies is set forth in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

   The following individuals are primarily responsible for the day-to-day management of certain of the Series of the Fund: Rajesh K. Gupta, Senior Vice President of InterCapital, has been the primary portfolio manager of the U.S. Government Securities Series since its inception; Mr. Gupta has been managing portfolios comprised of U.S. Government and other securities at InterCapital for over five years. Rochelle G. Siegel, Senior Vice President of InterCapital, has been the primary portfolio manager of the Intermediate Income Securities Series since its inception; Ms. Siegel has been managing portfolios comprised of fixed-income securities at InterCapital for over five years. Anita H. Kolleeny, Senior Vice President of InterCapital, has been the primary portfolio manager of the American Value Series since its inception; Ms. Kolleeny has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Paul D. Vance, Senior Vice President of InterCapital, has been the primary portfolio manager of the Dividend Growth Series since its inception; Mr. Vance has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Peter Hermann, Vice President of InterCapital, has been the primary portfolio manager of the Capital Growth Series since April, 1996; prior to joining InterCapital in March, 1994, Mr. Hermann was a portfolio manager at The Bank of New York. Mark Bavoso, Senior Vice President of InterCapital, has been the primary portfolio manager of the Strategist Series since January, 1994 and of the Global Equity Series since August, 1995; Mr. Bavoso has been a portfolio manager at InterCapital for over five years. Edward F. Gaylor, Senior Vice President of InterCapital, has been the primary portfolio manager of the Utilities Series since its inception; Mr. Gaylor has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Kenton J. Hinchliffe, Senior Vice President of InterCapital; and Alice Weiss, Vice President of InterCapital, have been the primary portfolio managers of the Value-Added Market Series since its inception and September, 1997, respectively; Mr. Hinchliffe and Ms. Weiss have been managing portfolios comprised of equity and other securities at InterCapital for over five years.

INVESTMENT RESTRICTIONS
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   The investment restrictions listed below are among the restrictions that have been adopted as fundamental policies of the Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Utilities, Value-Added Market and Global Equity Series. In addition, the Liquid Asset Series has adopted restrictions two and five as fundamental policies and the Strategist Series has adopted restrictions three, four and five as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed with respect to a Series without the vote of a majority of the outstanding voting securities of that Series, as defined in the Act.

   Each Series of the Fund may not:

     1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Series of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.)

     3. With the exception of the Utilities Series, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

     4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

     5. Invest more than 15% (10% with respect to the Liquid Asset and U.S. Government Money Market Series) of its total assets in "illiquid Securities" (securities for which market quota tions are not readily available) and repurchase agreements which have a maturity of longer than seven days.

     Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, a Series is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Series may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula set forth in the option agreement may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Series for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   The Liquid Asset Series has also adopted the following restrictions as fundamental policies:

     1. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government, or its agencies or in strumentalities, if, immediately after such purchase, more than 5% of the value of the Liquid Asset Series' total assets would be invested in securities of any one issuer. (However, as a non-fundamental policy, the Liquid Asset Series will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the Liquid Asset Series may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs.)

     2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Liquid Asset Series' total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

   All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Series.

DETERMINATION OF NET ASSET VALUE
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   The net asset value per share is calculated separately for each Series. In general, the net asset value per share is computed by taking the value of all the assets of the Series, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The Fund will compute the net asset value per share of each Series once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day the New York Stock Exchange is open for trading. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   The Liquid Asset and U.S. Government Money Market Series utilize the amortized cost method in valuing their portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. However, there can be no assurance that the $1.00 net asset value will be maintained.

   In the calculation of the net asset value of the Series other than the Liquid Asset and U.S. Government Money Market Series: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued (if there were no sales that day, the security is valued at the closing bid price and in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date except for certain dividends from foreign securities which are accrued as soon as the Fund is informed of such dividends after the ex-dividend date.

   Certain of the portfolio securities of each Series may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Options are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Series' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Series' net asset value. If events materially affecting the value of such securities occur during such period, then those securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES
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   Shares of the Fund are offered for sale to investors participating in various employee benefit plans and Individual Retirement Account ("IRA") rollover plans on a continuous basis, without a sales charge, at the net asset value per share of each Series. There is no minimum initial or subsequent purchase of shares of the Fund.

   Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of InterCapital, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   Initial and subsequent purchases may be made by contacting Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or another Selected Broker-Dealer. The Fund and/or the Distributor reserve the right to permit purchases by non-employee benefit plan investors.

   All shares of the Fund, with the exception of shares of the Liquid Asset and U.S. Government Money Market Series, are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. The offering price of such shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value"). Shares of the U.S. Government Securities and Intermediate Income Securities Series which are purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date and shares of these Series purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of a purchase order. Shares of the U.S. Government Securities Series and the Intermediate Income Securities Series will be entitled to receive capital gains distributions if the order is received by the close of business on the date prior to the record date for such distributions. Investors in the American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series of the Fund will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Since the Distributor forwards investors' funds on settlement date, it will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. The Fund and the Distributor reserve the right to reject any purchase orders.

   Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or by a Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

   Liquid Asset and U.S. Government Money Market Series. The offering price of the shares of the Liquid Asset and U.S. Government Money Market Series will be at their net asset value next determined after receipt of a purchase order and acceptance by the Transfer Agent in proper form and accompanied by payment in Federal Funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank) available to the Fund for investment. Shares commence earning income on the day fol-lowing the date of purchase. Share certificates will not be issued unless requested in writing by the shareholder.

   To initiate purchase by mail or wire, the investor should contact Dean Witter Trust FSB, at P.O. Box 1040, Jersey City, NJ 07303. Purchases by wire must be preceded by a call to the Transfer Agent advising it of the purchase and must be wired to Dean Witter Retirement Series: (name of Series), The Bank of New York, for credit to the Account of Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey, Account No. 8900188413. Wire purchase instructions must include the name of the Fund and Series and the shareholder's account number. Purchases made by check are normally effective within two business days for checks drawn on Federal Reserve System member banks, and longer for most other checks. Wire purchases received by the Transfer Agent prior to 12 noon New York time are normally effective that day and wire purchases received after 12 noon New York time are normally effective the next business day. The Fund reserves the right to reject any purchase order.

   Orders for the purchase of Liquid Asset and U.S. Government Money Market Series shares placed by customers through the Distributor with payment in clearing house funds will be transmitted by the Distributor to the Fund with payment in Federal Funds on the business day following the day the order is placed by the customer with the Distributor. Investors desiring same day effectiveness should wire Federal Funds directly to the Transfer Agent.

   For further information concerning purchases of the Fund's shares, contact the Distributor or consult the Statement of Additional Information. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

   The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor and DWR whereby the Distributor and any of its affiliates are authorized to utilize their own resources to finance certain activities in connection with the distribution of the Fund's shares. Among the activities and services which may be provided by the Distributor under the Plan are: (1) compensation to, and expenses of, account executives and other employees of the Distributor and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and tele vision, radio, newspaper, magazine and other media advertisements.

SHAREHOLDER SERVICES
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   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the shareholders selected Series, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares, at the net asset value per share, each day on which the Series' shares are valued (for the Liquid Asset and U.S. Government Money Market Series) and in shares of the U.S. Government Securities and Intermediate Income Securities Series on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Shareholders of the Liquid Asset, U.S. Government Money Market, U.S. Government Securities and Intermediate Income Securities Series who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month. Dividends and distributions of the American Value, Capital Growth, Dividend Growth, Utilities, Strategist, Value-Added Market and Global Equity Series will be paid, at the net asset values per share of each Series, in shares of the Series (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid to the investor in cash rather than shares. To assure sufficient time to process the change, such request must be received by the Transfer Agent at least five business days prior to the payment date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been re-ceived on the record date, cash payments will be made to DWR or other Selected Broker-Dealers through whom shares were purchased.

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders wishing to enroll in the Withdrawal Plan should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   Systematic Payroll Deduction Plan. There is also available to employers a Systematic Payroll Deduction Plan by which their employees may invest in shares of the Fund. For further information please contact the Transfer Agent or Distributor.

EXCHANGE PRIVILEGE

   An "Exchange Privilege," that is, the privilege of exchanging shares of one of the Fund's Series for another, is available to all shareholders. An exchange of shares into any Series other than the Liquid Asset and U.S. Government Money Market Series is effected on the basis of the next calculated net asset value per share of the respective Series after the exchange order is received. When exchanging into the Liquid Asset or U.S. Government Money Market Series, shares of the relevant Series are redeemed at their next calculated net asset value and exchanged for shares of the Liquid Asset or U.S. Government Money Market Series at their net asset value determined the following business day.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund may, in its discretion, limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances described in the Statement of Additional Information. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchanges of shares of the Fund pledged in their margin account.

   The current prospectus of the Fund describes investment objective(s) and policies, and shareholders should read the disclosure relating to the Series into which shares are to be exchanged carefully before investing. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss (shareholders holding shares in a qualified employee benefit plan may not realize a capital gain or loss). However, the ability to deduct capital losses on an exchange is limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of any Series for shares of any other Series pursuant to this Ex-change Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those sharehold-ers who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with the Dean Witter Funds.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   The availability of various shareholder services described above is determined by the parameters of the investor's employee benefit plan.

REDEMPTIONS AND REPURCHASES
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   Redemptions. Shares of the Fund may be redeemed for cash through the Transfer Agent (without redemption or other charge) on any day that the New York Stock Exchange is open (see "Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the applicable requirements described below. In most instances, however, redemptions of shares will be governed by the parameters set forth in the investor's employee benefit plan.

   With respect to the redemption of shares of all Series of the Fund with the exception of the Liquid Asset and U.S. Government Money Market Series, each request for redemption, whether or not accompanied by a share certificate (see below), must be sent to the Transfer Agent, which will redeem the shares at their net asset value next computed (see "Determination of Net Asset Value") after it receives the request, and certificates, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent.

   Shares of the Liquid Asset and U.S. Government Money Market Series may be redeemed in the following manners:

1. BY CHECK

   The Transfer Agent will supply blank checks to any shareholder who has requested them. The shareholder may make checks payable to the order of anyone in any amount not less than $500 (checks written in amounts under $500 will not be honored by the Transfer Agent). Shareholders must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specifically specified otherwise on an investment application that all owners are required to sign checks. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check or enroll in the Systematic Withdrawal Plan.

   Shares will be redeemed at their net asset value next determined (see "Determination of Net Asset Value") after receipt by the Transfer Agent of a check which does not exceed the value of the account. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after receipt of the check used for investment by the Transfer Agent. The Transfer Agent will not honor a check in an amount exceeding the value of the account at the time the check is presented for payment. Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of its account so as to write a check for the redemption of the entire account.

2. BY TELEPHONE OR WIRE INSTRUCTIONS WITH
   PAYMENT TO PREDESIGNATED BANK ACCOUNT

   A shareholder may redeem shares by telephoning or sending wire instructions to the Transfer Agent. Payment will be made by the Transfer Agent to the shareholder's bank account at any commercial bank designated by the shareholder in an Investment Application, by wire if the amount is $1,000 or more and the shareholder so requests, and otherwise by mail. Normally, the Transfer Agent will transmit payment the next business day following receipt of a request for redemption in proper form. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by wire instructions.

   Redemption instructions must include the shareholder's name and account number and be called to the Transfer Agent at 800-869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone redemptions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make a telephone redemption and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written redemption request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone redemption procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Investment Manager.

3. BY MAIL

   A shareholder may redeem shares by sending a letter to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303, requesting redemption and surrendering stock certificates if any have been issued.

   Redemption proceeds will be mailed to the shareholder at his or her registered address or mailed or wired to his or her predesignated bank account, as he or she may request. Proceeds of redemption may also be sent to some other person, as requested by the shareholder in accordance with the general redemption requirements listed below.

GENERAL REDEMPTION REQUIREMENTS

   Written requests for redemption must be signed by the registered shareholder(s). Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to anyone other than the registered shareholder(s) or sent to any address other than the shareholder's registered address or predesignated bank account, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization.

   If shares to be redeemed are represented by a share certificate, the request for redemption must be accompanied by the share certificate and a stock power signed by the registered shareholder(s) exactly as the account is registered. Such signatures must also be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   All requests for redemption should be sent to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303.

   Generally, the Fund will attempt to make payment for all redemptions within one business day, and in no event later than seven days after receipt of such redemption request in proper form. However, if the shares being redeemed were purchased by check (including a certified or bank cashier's check), payment may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). In addition, the Fund may postpone redemptions at certain times when normal trading is not taking place on the New York Stock Exchange.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase, as agent for the Fund, shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received. The offer by the Distributor to repurchase shares from shareholders may be suspended by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

DIVIDENDS, DISTRIBUTIONS AND TAXES
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   Dividends and Distributions. The Liquid Asset, U.S. Government Money Market, U.S. Government Securities and Intermediate Income Securities Series declare dividends of substantially all of their daily net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). The Liquid Asset and U.S. Government Money Market Series pay all dividends from net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. The amount of the dividend payable by each Series may fluctuate from day to day and may be omitted on some days if net realized losses on portfolio securities exceed its net investment income. The U.S. Government Securities and Intermediate Income Securities Series will pay all dividends from net investment income monthly and distribute all distributions from net realized short-term capital gains, if any, in excess of any net realized long-term losses, at least once per year. The Dividend Growth and Utilities Series will declare and pay all dividends from net investment income and (it is anticipated) net short-term capital gains, if any, quarterly. The American Value, Capital Growth, Strategist, Value-Added Market and Global Equity Series will pay all dividends from net investment income and net short-term capital gains, if any, annually. Any net long-term capital gains realized by any Series will be distributed at least once each year. However, any Series may determine to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash.

   Taxes. Because each Series of the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Series will be required to pay any federal income tax. Shareholders normally subject to federal income tax will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from each Series of the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder, who is normally subject to income tax as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Series would be eligible for the deduction if the Series were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period per dividend, generally, must be met. No portion of the dividends payable by the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series and the Intermediate Income Securities Series will be eligible for the federal dividends received deduction for corporations.

   Gains or losses on a Series' transactions, if any, in listed options on non-equity securities, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Series engages in options and futures transactions, various tax regulations applicable to the Series may have the effect of causing the Series to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Series' realized net gains being available for distribution.

   One of the requirements for a Series to remain qualified as a regulated investment company is that less than 30% of its gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Series may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. A Series may also be restricted in its ability to engage in transactions involving futures contracts.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Series may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   At the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as mid-term and long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation. Moreover, shares of the Fund which are held in an employee benefit plan are subject to the distribution tax rules appropriate to that plan. With respect to all purchases, redemptions, repurchases, exchanges effected and distributions received on such shares of the Fund, shareholders should consult with their tax adviser.

   Dividends, interest and gains received by the Fund (primarily by the Global Equity Series) may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to deduct their pro rata portion of such taxes from their taxable income or claim United States foreign tax credits with respect to such taxes. In the absence of such an election, a Series would deduct foreign tax in computing the amount of its distributable income.

   A portion of the dividend distributions from the U.S. Government Securities and U.S. Government Money Market Series may be exempt from certain state's personal income taxes. The benefit of this tax-exemption may be lost if the shares of such Series are held in a qualified plan which is exempt from state income taxation.

PERFORMANCE INFORMATION
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   From time to time, the Liquid Asset and U.S. Government Money Market Series may advertise their "yields" and "effective yields." The "yield" of the Liquid Asset and U.S. Government Money Market Series refers to the income generated by an investment in the Liquid Asset and U.S. Government Money Market Series over a given period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by an investment during that seven-day period is assumed to be generated each seven-day period within a 365-day period and is shown as a percentage of investment. The "effective yield" for a seven-day period is calculated similarly but, when annualized, the income earned by an investment in the Liquid Asset and U.S. Government Money Market Series is assumed to be reinvested each week within a 365-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

   From time to time the U.S. Government Securities and Intermediate Income Securities Series may quote their "yield" in advertisements and sales literature. The yield of a Series is computed by dividing the Series' net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Series' yield.

   Each Series of the Fund may also quote its "total return" in advertisements and sales literature. The "average annual total return" of a Series refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one or five years, as well as over the life of the Series. Average annual total return reflects all income earned by a Series, any appreciation or depreciation of the Series' assets and all expenses incurred by the Series, for the stated period. It also assumes reinvestment of all dividends and distributions paid by the Series.

   In addition to the foregoing, a Series may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Series may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Series. A Series from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

   Both the yield and the total return of a Series are based on historical earnings and are not intended to indicate future performance.

ADDITIONAL INFORMATION
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   The shares of beneficial interest of the Fund, with $0.01 par value, are divided into eleven separate Series, and the shares of each Series are equal as to earnings, assets and voting privileges with all other shares of that Series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Series, shareholders of a Series are entitled to share pro rata in the net assets of that Series available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

   The assets received by the Fund on the sale of shares of each Series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Series, and constitute the assets of such Series. The assets of each Series are required to be segregated on the Fund's books of account.

   Additional Series (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) may be offered in the future, but such additional offerings would not affect the interests of the current shareholders in the existing Series.

   On any matters affecting only one Series, only the shareholders of that Series are entitled to vote. On matters relating to all the Series but affecting the Series differently, separate votes by Series are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Series.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

   As of September 30, 1997, the following persons may be deemed to "control" the designated Series by virtue of ownership of over 25% of the outstanding shares of the Series: Glendale Elementary School Self-Insurance Account (U.S. Government Money Market Series); Private Business Inc. 401(k) Plan (Capital Growth Series); Pizzagalli Construction 401(k) Plan (Value-Added Market Series); and VVP America Inc. Retirement Plan (Global Equity Series). This is primarily a consequence of the relative sizes of the particular Series and the fact that the shareholders of record are in most cases employee benefit plans which are comprised of multiple beneficial shareholders.

Dean Witter
Retirement Series
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.